Exhibit 10.18
VOTING AGREEMENT

VOTING AGREEMENT, dated as of September  _____, 2009 (this “Agreement”), by and between Michael Hodges (the “Principal Shareholder”) and                                          (the “Shareholder”).

WHEREAS, as of the date hereof, the Shareholder owns                      shares (the “GFS Shares”) of the common stock, no par value (the “Company Common Stock”), of Genesis Fluid Solutions, Ltd., a Colorado corporation (the “Company”);
WHEREAS, in accordance with Section 7-107-302 of the Colorado Business Corporation Act (the “CBCA”), the Shareholder desires to irrevocably appoint the Principal Shareholder as its proxy to vote all of the GFS Shares which the Shareholder would be entitled to vote at an annual or special meeting of the shareholders of the Company or by the written consent of the stockholders of the Company as permitted by the CBCA;
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
1. Agreement to Vote Shares. Commencing on the date hereof and continuing until the Shareholder no longer holds any of the GFS Shares or securities received in exchange for such GFS Shares (the “Shares”), the Shareholder agrees to permit the Principal Shareholder to vote the Shares in his sole discretion in accordance with the Form of Proxy annexed hereto as Exhibit A.
2. Representations of Shareholder. The Shareholder represents and warrants to the Principal Shareholder as follows:
a. The Shareholder is the record and beneficial owner (for purposes of this Agreement, such term shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, but without regard to any conditions (including the passage of time) to the acquisition of such shares) of, and has good and valid and marketable title to, the Shares.
b. As of the date hereof, the Shareholder is not the record or beneficial owner of any shares of Company common stock or other voting securities or instruments of the Company, other than the Shares.
c. The Shareholder has all requisite power and authority necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
d. This Agreement has been duly executed and delivered by the Shareholder and this Agreement constitutes a valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms.

e. Other than as required or permitted by this Agreement, the Shares are now and shall at all times during the term of this Agreement be owned of record and beneficially owned by the Shareholder, free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights, voting trusts, voting agreements, options, rights of first offer or refusal and any other encumbrances or arrangements whatsoever with respect to the ownership, transfer or voting of the Shares, and there are no outstanding options, warrants or rights to purchase or acquire, or agreements or arrangements relating to the voting of, any of the Shares other than this Agreement.
f. The execution and delivery of this Agreement by the Shareholder and the performance by the Shareholder of its obligations hereunder will not (including with notice or lapse of time or both) require any consent, approval, order, authorization or permit of, or registration or filing with or notification to, any governmental entity or other party, except for the filing with the SEC of any Schedules 13D or 13G or amendments to Schedules 13D or 13G and filings under Section 16 of the Exchange Act, as may be required in connection with this Agreement and the transactions contemplated hereby.
g. The Shareholder hereby waives, and agrees not to assert or perfect, any dissenters’ rights and any similar rights that it may have by virtue of ownership of the Shares.
3. Representations of Principal Shareholder. The Principal Shareholder represents and warrants to the Shareholder as follows:
a. The Principal Shareholder has all requisite power and authority necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
b. This Agreement has been duly executed and delivered by the Principal Shareholder and this Agreement constitutes a valid and binding agreement of the Principal Shareholder, enforceable against the Principal Shareholder in accordance with its terms.
4. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors, assigns and heirs, as applicable.
5. Term and Termination. This Agreement will terminate automatically, without any action on the part of any party hereto, on the earlier of (a) ten (10) years following the date of this Agreement, (b) the date on which the Shareholder no longer owns any of the Shares or (c) at any time upon notice by the Principal Shareholder to the Shareholder.
6. Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado applicable to contracts executed and fully performed within the State of Colorado, without regard to the conflicts of laws provisions thereof.
8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
a.	If to Shareholder, to:

Fax:

b.	If to Principal Shareholder:
Michael Hodges
c/o Genesis Fluid Solutions, Ltd.
6660 Delmonico Drive, Suite 242-D
Colorado Springs, CO 80919
Fax: (719) 576-0370
9. Severability. This Agreement shall be deemed severable. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If any of the provisions hereof are determined to be invalid or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible.
10. Waiver. The parties hereto may, to the extent permitted by applicable law, (a) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (b) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.
11. Modification. No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the parties hereto and that specifically refers to this Agreement.

12. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
13. Headings. All section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.
PRINCIPAL SHAREHOLDER:

Michael Hodges

SHAREHOLDER:

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EXHIBIT A
FORM OF IRREVOCABLE PROXY
The undersigned is a party to the Voting Agreement, dated as of September  _____, 2009 (the “Voting Agreement”), by and between Michael Hodges and the undersigned. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Voting Agreement.
The undersigned hereby revokes any previous proxies previously granted with respect to any Shares and appoints Michael Hodges, and any individual who shall be designated by Michael Hodges, with full power of substitution and resubstitution, as attorney-in-fact and proxy of the undersigned to attend any and all meetings of shareholders (and any adjournments or postponements thereof) or to vote by written consent in lieu of such meetings, of Genesis Fluid Solutions, Ltd., a Colorado corporation (the “Company”) or a company whose securities are issued in exchange for the GFS Shares, solely to vote all Shares in accordance with the terms of the Voting Agreement.
This proxy has been granted pursuant to Section 1 of the Voting Agreement. This proxy shall be deemed to be a proxy coupled with an interest and is irrevocable during the term of the Voting Agreement to the fullest extent permitted under Colorado law.
The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.
Dated: September  _____, 2009

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